NATIXIS OAKMARK FUND

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Supplement dated August 1, 2014 to the Statutory Prospectus of the Natixis Oakmark Fund and the Natixis U.S. Equity Opportunities Fund (the “Funds”), dated May 1, 2014, as may be revised and supplemented from time to time.

Effective August 1, 2014, Michael J. Mangan has joined the portfolio management teams of the Funds.

Effective August 1, 2014, the information under the subsection “Portfolio Managers” in the section “Management” in the Natixis Oakmark Fund’s Fund Summary is revised to include the following:

Michael J. Mangan, CFA, CPA, portfolio manager of Harris Associates, served as co-manager of the Fund from 2002 until February 2014 and since August 2014.

Effective August 1, 2014, the information under the subsection “Portfolio Managers” in the section “Management” in the Natixis U.S. Equity Opportunities Fund’s Fund Summary is revised to include the following:

Michael J. Mangan, CFA, CPA, portfolio manager of Harris Associates, served as co-manager of the Harris Associates Large Cap Value segment of the Fund from 2005 until February 2014 and since August 2014.

Effective August 1, 2014, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

Michael J. Mangan – Michael J. Mangan co-managed the Natixis Oakmark Fund from 2002 until February 2014 and since August 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund from 2005 until February 2014 and since August 2014. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.